U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A2

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 21, 2006

NORTHERN ETHANOL, INC.

(Exact name of small business issuer as specified in its charter)

Delaware	000-51564	34-2033194
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID No.)

193 King Street East

Suite 300

Toronto, Ontario, M5A 1J5, Canada

(Address of principal executive offices)

(416) 366-5511

(Issuer’s Telephone Number)

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Report or Completed Interim Review

On or about December 6, 2006 and December 26, 2006, we filed a report on Form 8-K and 8-K/A1, respectively, advising that our Form 10Q-SB filed on November 21, 2006, consisting of the unaudited interim consolidated balance sheets at September 30, 2006 and December 31, 2005, and the unaudited interim consolidated statements of operations, stockholders’ equity and cash flows for the three-months and nine-months period ended September 30, 2006 and 2005, and for the period November 29, 2004 (inception) to September 30, 2006 and the related Management’s Discussion and Analysis had been withdrawn and should no longer be relied upon. Following the filing of the aforesaid report, we had been notified that KPMG LLP, our independent registered public accountants, did not complete their review of such interim financial statements despite the fact that our management believed that such review had been completed.

The purpose of this amended report is to advise that all outstanding issues have been resolved and investors may rely upon our Form 10-QSB described above.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 19, 2007	NORTHERN ETHANOL, INC. (Registrant) By: s/Gordon Laschinger Gordon Laschinger, Chief Executive Officer & President

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